UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2025

Voyager Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42694	84-2754888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1225 17th Street, Suite 1100
Denver, Colorado 80202
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (303) 500-6985

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	VOYG	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	VOYG	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

The disclosure set forth under the heading Additional Capped Call Transactions in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under the heading Option Notes in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth under the heading Option Notes in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Option Notes (as defined below in Item 8.01) were issued to the initial purchasers in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), in transactions not involving any public offering. The Option Notes were resold by the initial purchasers to persons whom the initial purchasers reasonably believe are “qualified institutional buyers,” as defined in, and in accordance with, Rule 144A under the Securities Act. Any shares of the Class A common stock of Voyager Technologies, Inc. (the “Company”) that may be issued upon conversion of the Option Notes will be issued in reliance upon Section 3(a)(9) of the Securities Act as involving an exchange by the Company exclusively with its security holders. A maximum of 19,303,394 shares of the Company’s Class A common stock may be issued upon conversion of the Notes (as defined below in Item 8.01), based on the initial maximum conversion rate of 41.9639 shares of Class A common stock per $1,000 principal amount of Notes, which is subject to customary anti-dilution adjustment provisions.

Item 8.01. Other Events.

Option Notes

On November 20, 2025, the Company was notified by the initial purchasers of the Company’s 0.75% Convertible Senior Notes due 2030 (the “Original Notes”) issued in the previously announced private offering, which closed on November 12, 2025, that the initial purchasers had elected to partially exercise their option to purchase $25.0 million in aggregate principal amount of 0.75% Convertible Senior Notes due 2030 (the “Option Notes,” and together with the Original Notes, the “Notes”). On November 24, 2025, the Company closed on the issuance of the Option Notes to the initial purchasers. The net proceeds from the sale of the Option Notes were approximately $24.375 million after deducting the initial purchasers’ discounts and commissions. The Company used approximately $3.6 million of the net proceeds from the sale of the Option Notes to pay the cost of the Additional Capped Call Transactions described below.

The Option Notes have the same terms as the Original Notes issued on November 12, 2025 and were issued under the same Indenture as the Original Notes dated as of November 12, 2025, between the Company and U.S. Bank Trust Company, National Association, as trustee, which terms are described in the Company’s Current Report on Form 8-K filed on November 12, 2025 (the “Prior 8-K”). The summary of the foregoing transactions is qualified in its entirety by reference to the text of the Indenture, including the Form of Global Note attached as Exhibit A thereto, which was filed as Exhibit 4.1 to the Prior 8-K and is incorporated herein by reference.

Additional Capped Call Transactions

On November 20, 2025, in connection with the sale of the Option Notes, the Company entered into privately negotiated capped call transactions (collectively, the “Additional Capped Call Transactions”) with certain of the initial purchasers or their affiliates and certain other financial institutions (collectively, the “Option Counterparties”). The Additional Capped Call Transactions cover, subject to customary anti-dilution adjustments, the aggregate number of shares of the Company’s Class A common stock that initially underlie the Option Notes, and are expected generally to reduce potential dilution to the Company’s Class A common stock upon any conversion of Option Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted Option Notes, as the case may be, with such reduction and/or offset subject to a cap, based on the cap price of the Additional Capped Call Transactions. The cap price of the Additional Capped Call Transactions is initially approximately $59.58 per share (subject to adjustment under the terms of the Additional Capped Call Transactions), which represents a premium of approximately 150.0% over the last reported sale price of the Company’s Class A common stock on November 6, 2025. The cost of the Additional Capped Call Transactions was approximately $3.6 million.

The above description of the Additional Capped Call Transactions is a summary and is not complete. A copy of the form of confirmation for the Additional Capped Call Transactions was filed as Exhibit 10.1 to the Prior 8-K, and the above summary is qualified by reference to the terms of the form of confirmation set forth in such exhibit.

Forward-Looking Statements

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report other than statements of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Notes, including, without limitation, the conversion thereof, timing of the consummation, and expectations regarding the effects, of the Capped Call Transactions, including, without limitation, the expected entry to Additional Capped Call Transactions and Prepaid Forward Transaction. The words “expect,” “expectation,” “believe,” “anticipate,” “may,” “could,” “intend,” “belief,” “plan,” “estimate,” “target,” “predict,” “likely,” “seek,” “project,” “model,” “ongoing,” “will,” “should,” “forecast,” “outlook” or similar terminology are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These forward-looking statements are based on and reflect the Company’s current expectations, estimates, assumptions and/or projections, the Company’s perception of historical trends and current conditions, as well as other factors that we believe are appropriate and reasonable under the circumstances. Forward-looking statements are neither promises nor guarantees of future events, circumstances or performance and are inherently subject to known and unknown risks, uncertainties and other important factors that could cause the Company’s actual results, performance or achievements to differ materially from those indicated by those statements including, but not limited to: the Company’s ability to generate, sustain and manage its growth given its limited operating history in an evolving industry; factors out of the Company’s control that affect its success and revenue growth; the Company’s ability to generate a sustainable order rate for its products and services and develop new technologies to meet customer needs; the Company’s compliance with development contracts with third-parties and losses from fixed price contracts; the Company’s history of losses and ability to achieve profitability; risks related to Starlab; the unpredictable environment of space; Company’s customer concentration and risks with contracting with the U.S. government; risk related to Company’s international operations, currency fluctuations and political or economic instability in markets in which the Company operate; risks related to the Company’s compliance with new or existing data privacy, cybersecurity and other applicable regulations; Company’s inability to adequately enforce and protect its intellectual property; the Company’s ability to consummate future acquisitions on satisfactory terms or effectively integrate acquired operations; and other important factors discussed in the section entitled “Risk Factors”

in Company’s final prospectus on form 424(b)(4) filed with the Securities and Exchange Commission (the “SEC”) on June 12, 2025, as any such factors may be updated from time to time in the Company’s other filings with the SEC, accessible on the SEC’s website at www.sec.gov and Company’s investor relations site at investors.voyagertechnologies.com.. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While the Company may elect to update such forward-looking statements at some point in the future, except as required by law, it disclaims any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description

104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOYAGER TECHNOLOGIES, INC.

Date: November 25, 2025	By:	/s/ Dylan Taylor
Dylan Taylor
Chief Executive Officer

Date: November 25, 2025	By:	/s/ Filipe De Sousa
Filipe De Sousa
Chief Financial Officer